SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2018

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	001-37532	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure
On January 25, 2018, the Registrant announced its results of operations for the three and twelve months ended December 31, 2017. Copies of the related press release and selected supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1 - Press Release reporting fourth quarter results dated January 25, 2018, issued by the Registrant.
Exhibit 99.2 - Supplemental Materials to conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: January 26, 2018	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release reporting fourth quarter results dated January 25, 2018, issued by the Registrant.
99.2	Supplemental Materials to conference call.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving IBERIABANK Corporation (“IBKC”), IBERIABANK and Gibraltar Private Bank & Trust Company (“Gibraltar”). In connection with the proposed merger, IBKC filed a registration statement on Form S-4 (Registration No. 333-222200) with the Securities and Exchange Commission (the “SEC”), which included a preliminary proxy statement of Gibraltar and a preliminary prospectus of IBKC.  The Form S-4, as amended, was declared effective by the SEC on January 19, 2018 and the definitive Proxy Statement/Prospectus was first mailed to stockholders of Gibraltar on or about January 22, 2018.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Before making any voting or investment decision, investors and securityholders of Gibraltar are urged to carefully read the entire registration statement and Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they do and will contain important information about the proposed transaction.

A copy of the definitive Proxy Statement/Prospectus is, and other filings containing information about IBKC and Gibraltar will be, available without charge at the SEC’s website at http://www.sec.gov. Alternatively, these documents can be obtained without charge from IBKC’s website at http://www.iberiabank.com.